Exhibit 99.2

Palo Alto Networks to Acquire Chronosphere, Next-Gen Observability Leader, for the AI Era

Combination of Chronosphere and Palo Alto Networks’ Cortex AgentiX platform will deliver real-time, agentic remediation for the world’s leading AI-native companies

SANTA CLARA, Calif., November 19, 2025 — Furthering its mission to address the critical data demands of the AI era, Palo Alto Networks® (NASDAQ: PANW), the global cybersecurity leader, today announced it has entered into a definitive agreement to acquire Chronosphere, a next-generation observability platform built to scale for the AI era. This acquisition will strengthen Palo Alto Networks’ ability to help organizations navigate a world where modern applications and AI workloads demand a unified data and security foundation.
The growth of these applications and workloads requires constant uptime and resilience, making real-time, always-on observability mission-critical for success. Chronosphere was built precisely for these current needs: a next-generation architecture designed to scale for the AI era and handle vast cloud data volumes with cost-efficiency and reliability at the forefront. It has already proven its reliability and cost-efficiency in production with some of the category-defining companies leading the AI revolution, including two of the premier LLMs.
Nikesh Arora, Chairman and CEO, Palo Alto Networks:
"The foundational requirement for every modern AI data center is constant uptime and resilience, which demands real-time, always-on observability delivered at the right cost. Chronosphere was built to scale for the data demands of the AI era from day one, which is why it is chosen by leading AI-native and born-in-the-cloud organizations. And once we leverage AgentiX with Chronosphere, we will take observability from simple dashboards to real-time, agentic remediation. We are excited to not just enter this space, but to disrupt it."
Combining Chronosphere’s purpose-built, optimized architecture that can handle some of the largest and most complex digital environments with Palo Alto Networks' AgentiX™ will transform the value proposition of observability from passive monitoring, to offering a ground-breaking autonomous remediation platform. The new solution will deploy AI agents on the massive amounts of data monitored by Chronosphere's platform to not only detect performance issues, but also to autonomously investigate the root cause, and close the loop with agentic remediation. Customers will be able to achieve deeper visibility across both security and observability data at petabyte scale, while simultaneously realizing significant cost efficiencies due to Chronosphere’s optimized data ingestion architecture.
Martin Mao, Co-founder and CEO, Chronosphere:
"We founded Chronosphere to provide scalable resiliency for the world’s largest digital organizations. Palo Alto Networks is the perfect strategic partner for our customers, partners, and employees. It allows us to combine our disruptive observability platform with the world's best security company, accelerating our momentum in solving the most complex data and resiliency challenges. Together, we look forward to continuing to partner with industry-leading cloud and AI-native customers across the world on their mission-critical observability and security needs."
Chronosphere is recognized as a Leader in the 2025 Gartner® Magic Quadrant™ for Observability Platforms, and will also bring innovative telemetry pipeline capabilities to Palo Alto Networks’ industry-leading platforms to drive powerful data transformation, optimization, and routing that will enable customers to make massive data ingestion economically viable at scale.
Under the terms of the agreement, Palo Alto Networks will acquire Chronosphere for a total consideration of $3.35 billion, to be paid in cash and replacement equity awards, subject to adjustments. Chronosphere reports generating annual recurring revenue (“ARR”) of over $160 million as of the end of September 2025, growing ARR triple-digits year-over-year. The acquisition is subject to customary closing conditions, including regulatory approvals, and is expected to close in Palo Alto Networks’ second half of fiscal 2026.
Investor Call Details
Palo Alto Networks will provide further details regarding the acquisition on its Q1 FY2026 earnings call, scheduled for November 19, 2025 at 1:30pm PT. A live video webcast of the call will be accessible from the Investors section of the Palo Alto Networks website at investors.paloaltonetworks.com
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About Palo Alto Networks
As the global AI and cybersecurity leader, Palo Alto Networks (NASDAQ: PANW) is dedicated to protecting our digital way of life via continuous innovation. Trusted by more than 70,000 organizations worldwide, we provide comprehensive AI-powered security solutions across network, cloud, security operations and AI, enhanced by the expertise and threat intelligence of Unit 42. Our focus on platformization allows enterprises to streamline security at scale, ensuring protection fuels innovation. Explore more at www.paloaltonetworks.com.
Palo Alto Networks, Cortex, Cortex XSIAM and the Palo Alto Networks logo are trademarks of Palo Alto Networks, Inc. in the United States or in jurisdictions throughout the world. All other trademarks, trade names, or service marks used or mentioned herein belong to their respective owners. Any unreleased services or features (and any services or features not generally available to customers) referenced in this or other press releases or public statements are not currently available (or are not yet generally available to customers) and may not be delivered when expected or at all. Customers who purchase Palo Alto Networks applications should make their purchase decisions based on services and features currently generally available.
Forward-Looking Statements
This press release contains forward-looking statements that involve risks, uncertainties, and assumptions, including, but not limited to, statements regarding the anticipated benefits and impact of the proposed acquisition of Chronosphere on Palo Alto Networks, Chronosphere and their customers. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to: the effect of the announcement of the proposed acquisition on the parties’ commercial relationships and workforce; the ability to satisfy the conditions to the closing of the acquisition, including the receipt of required regulatory approvals; the ability to consummate the proposed acquisition on a timely basis or at all; significant and/or unanticipated difficulties, liabilities or expenditures relating to proposed transaction, risks related to disruption of management time from ongoing business operations due to the proposed acquisition and other contemplated acquisitions, including our pending transaction with CyberArk; our ability to effectively operate Chronosphere's operations and business following the closing, integrate Chronosphere’s business and products into our products following the closing, and realize the anticipated synergies in the transaction in a timely manner or at all; changes in the fair value of our contingent consideration liability associated with acquisitions; developments and changes in general market, political, economic and business conditions; failure of our platformization product offerings; risks associated with managing our growth; risks associated with the new product, subscription and support offerings in the observability and/or cybersecurity space, including the cost model related to subscriptions in the observability space; shifts in priorities or delays in the development or release of new product or subscription or other offerings or the failure to timely develop and achieve market acceptance of new products and subscriptions, as well as existing products, subscriptions and support offerings; failure of our product offerings or business strategies in general; defects, errors, or vulnerabilities in our products, subscriptions or support offerings; our customers’ purchasing decisions and the length of sales cycles; our ability to attract and retain new customers; developments and changes in general market, political, economic, and business conditions; our competition; our ability to acquire and integrate other companies, products, or technologies in a successful manner; our debt repayment obligations; and our share repurchase program, which may not be fully consummated or enhance shareholder value, and any share repurchases which could affect the price of our common stock.
Additional risks and uncertainties that could affect our financial results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K filed with the SEC on August 29, 2025, which is available on our website at investors.paloaltonetworks.com and on the SEC's website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Media & Investor Contacts:
Nicole Hockin
VP, Global Communications
Palo Alto Networks
nhockin@paloaltonetworks.com

Hamza Fodderwala
SVP, Investor Relations & Strategic Finance
Palo Alto Networks
hfodderwala@paloaltonetworks.com

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